UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 4/8/2016

CDI Corp.
(Exact name of registrant as specified in its charter)

Commission file number: 001-05519

Pennsylvania (State of incorporation)	23-2394430 (I.R.S. Employer Identification Number)

1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768 (Address of principal executive offices, including zip code)

(215) 569-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CDI Corp. (“CDI” or the “Company”) is filing this Current Report on Form 8-K to furnish certain unaudited reclassified summary segment financial information for the years ended December 31, 2015 and 2014 and for each of the quarters for the year ended December 31, 2015, to reflect the change in the Company’s reporting segments that became effective during the first quarter of 2016.

During December 2015, the Company adopted a plan to deliver improved performance and efficiencies through increased strategic focus and operational realignment. As a result of this realignment, the information technology solutions business, previously reported as Hi-Tech within the Company's Global Engineering and Technology Solutions (GETS) reporting segment, has been combined with the Company's EdgeRock Technology Partners unit, a recent acquisition, and together will now be presented as a separate reporting segment, Specialty Talent and Technologies. In addition, the Company has integrated its infrastructure business with its oil, gas and chemical business, both within the previously reported GETS reporting segment. This reclassification does not impact any previously reported consolidated revenues, gross profit or results of operations.

Effective January 2016, the Company's reporting segments are as follows:

•
Enterprise Talent Solutions - Enterprise Talent Solutions provides staff augmentation, placement and other staffing-related services to support its clients’ access to primarily skilled engineering and technology personnel on a temporary or permanent basis. Enterprise Talent Solutions focuses on delivering its services on a programmatic basis to medium and larger sized enterprises that have ongoing needs for skilled and technical labor. The duration of individual customer engagements can range from several months to multiple years based on a customer’s project, seasonal or business cycle needs. In addition, Enterprise Talent Solutions offers its enterprise clients managed staffing program services, vendor management solutions, certification management solutions, and recruitment process outsourcing solutions. Enterprise Talent Solutions currently operates in North America under the CDI brand name and in the United Kingdom under the AndersElite brand name.

•
Specialty Talent and Technology - Specialty Talent and Technology provides clients with specialized technology and engineering talent and solutions through a flexible delivery model that spans staff augmentation and placement services, project execution and management services, and outsourced managed services. Through its EdgeRock unit, CDI provides staff augmentation services focused on highly specialized information technology skillsets, including enterprise resource planning, business intelligence, analytics, infrastructure and application management and development. Through its Technology Solutions unit, CDI provides a range of information technology professional services in a consult, integrate, operate model. These services include development, implementation, systems integration, maintenance, management and support services, projects which can last from several months to multiple years in duration. Specific services include IT strategy and consulting, assessments, execution of IT infrastructure and IT engineering solutions, business application solutions, digital marketing services, service management, quality assurance and testing, and program management.

•
Engineering Solutions - Engineering Solutions provides engineering and design, as well as total physical asset or product delivery solutions for its customers. Engineering and design principally involves the production of construction and/or technical documentation and specifications performed at a CDI facility or at a customer's facility under the supervision of CDI personnel. Project delivery solutions involve services that manage the integration of all supply chain contributors to a new or upgraded industrial production / infrastructure asset, naval asset or in support of aerospace and industrial original equipment manufacturers. Engineering Solutions is organized around the following business verticals: Energy, Chemicals and Infrastructure (EC&I), Aerospace and Industrial Equipment (AIE) and Government Services.

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EC&I serves producers and operators of energy, chemicals, industrial, education and civil infrastructures with a full range of engineering, procurement and construction management solutions. Specific services including up-front planning, engineering and design, industrial and commercial architecture, design/build, transportation and civil engineering, site services, procurement, construction management, start up and commissioning.

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AIE serves commercial and defense aviation, as well as industrial original equipment manufacturers with design and manufacturing engineering services, including mechanical and electrical systems design, drafting, engineering analysis, software design and verification, validation and testing, and tooling design and development.

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Government Services currently serves the Department of Defense and the US Navy, in particular, with a variety of design and engineering services, including naval architecture, ship alteration, systems modification and installation, technical documentation and training, logistics management, marine manufacturing, and aviation engineering.

Within each of the verticals, Engineering Solutions provides these solutions through a services delivery model consisting of skill-based centers of excellence, together with regional offices to serve more localized project or customer needs.

•
Management Recruiters International (MRI) - MRI is a global franchisor that does business as MRINetwork® and provides the use of its trademarks, business systems and training and support services to its franchisees who engage in the search and recruitment of executive, technical, professional and managerial personnel for employment by their customers. The MRI franchisees provide permanent placement services primarily under the brand names Management Recruiters®, Sales Consultants® and OfficeMates 5®. MRI also provides training and support, implementation and back-office services to enable franchisees to pursue contract staffing opportunities.

Exhibit 99 of this Current Report on Form 8-K contains summary segment financial information to reflect reclassified historical results for changes in the composition of the Company’s reporting segments that became effective during the first quarter of 2016. This summary segment financial information is unaudited and subject to adjustment in future public filings by the Company.

The information furnished pursuant to Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99
Unaudited reclassified summary segment financial information for CDI Corp. and its subsidiaries for the fiscal years ended December 31, 2015 and 2014 and each of the quarters for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CDI Corp. (Registrant)
Date:	April 8, 2016	By:	/s/ Michael S. Castleman
Michael S. Castleman
Executive Vice President and
Chief Financial Officer